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                                                                   EXHIBIT 10.23

                    AMENDMENT NO. 1 TO CAS CREDIT AGREEMENT

    This Amendment No. 1 to CAS Credit Agreement (this "Amendment") dated as of September 30, 1998 is entered into with reference to the Credit Agreement dated July 10, 1998, (the "Credit Agreement") among GeoLogistics Corporation, a Delaware corporation (the "Company"), and ING (U.S.) Capital Corporation ("ING Capital") as sole initial Lender and as Administrative Agent. The Parties hereto hereby agree as follows:

    1. DEFINITIONS. Capitalized terms used but not defined in this Amendment are used with the meanings set forth for those terms in the Credit Agreement.

    2. PERMITTED INDEBTEDNESS. Section 5.3(b)(xi) of the Credit Agreement is hereby amended to read in full as follows:

        "(xi) Indebtedness in an aggregate principal amount which, together with all other Indebtedness of the Company and its Restricted Subsidiaries outstanding on the date of such Incurrence (other than Indebtedness permitted by clauses (i) through (x) above or Section 5.3(a)), does not exceed $15,000,000."

    3. REPRESENTATION. The Company represents and warrants that no Default or Event of Default has occurred and remains continuing.

    4. CONDITIONS PRECEDENT. The following shall be conditions precedent to the effectiveness of this Amendment:

        (a) Each of the guarantors of the obligations of the Company under the Credit Agreement shall have consented hereto in writing.

    5. CONFIRMATION. This Amendment is one of the Loan Documents. The Company confirms that, except to the extent expressly modified hereby, the terms of the Loan Documents are hereby confirmed.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

GEOLOGISTICS CORPORATION

                                      By:
                    ----------------------------------------
                           Terry G. Clarke, Treasurer

ING (U.S.) CAPITAL CORPORATION,
Individually and as Administrative Agent

By:
----------------------------------------
Michael W. Adler, Managing Director

    The undersigned hereby consent to the foregoing amendment and confirm that their guarantees of the Obligations under the Loan Agreement described above herein remain in full force and effect.

THE BEKINS COMPANY

GEOLOGISTICS SERVICES, INC.
    (formerly MATRIX INTERNATIONAL LOGISTICS, INC.)

ILLCAN, INC.

ILLSCOT, INC.

GEOLOGISTICS AMERICAS, INC.
(formerly LEP Profit International, Inc.)

GEOLOGISTICS LIMITED
    (formerly, LEP INTERNATIONAL LIMITED.)

LIW HOLDINGS CORP.
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GEOLOGISTICS CO.
    (formerly, LEP INTERNATIONAL CO.)

LEP FAIRS, INC.

BAY AREA MATRIX, INC.

L.A. MATRIX, INC.

SOUTHWEST MATRIX, INC.

AIR FREIGHT CONSOLIDATORS INTERNATIONAL, INC.
and
MATRIX CT, INC.

By:
----------------------------------------
Terry G. Clarke
Assistant Treasurer of each of the foregoing

BEKINS VAN LINES COMPANY

By:
----------------------------------------
Title:
----------------------------------------

ING (U.S.) CAPITAL CORPORATION,
Individually and as Administrative Agent

By:
----------------------------------------
Michael W. Adler, Managing Director

    The undersigned hereby consent to the foregoing amendment and confirm that their guarantees of the Obligations under the Loan Agreement described above remain in full force and effect.

THE BEKINS COMPANY

GEOLOGISTICS SERVICES, INC.
    (formerly MATRIX INTERNATIONAL LOGISTICS, INC.)

ILLCAN, INC.

ILLSCOT, INC.

GEOLOGISTICS AMERICAS, INC.
    (formerly LEP Profit International, Inc.)

GEOLOGISTICS LIMITED
    (formerly, LEP INTERNATIONAL LIMITED)

LIW HOLDINGS CORP.

GEOLOGISTICS CO.
    (formerly, LEP INTERNATIONAL CO.)

LEP FAIRS, INC.

BAY AREA MATRIX, INC.

L.A. MATRIX, INC.

SOUTHWEST MATRIX, INC.

AIR FREIGHT CONSOLIDATORS INTERNATIONAL, INC.
and
MATRIX, CT, INC.

By:
----------------------------------------
Terry G. Clarke
Assistant Treasurer of each of the foregoing

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BEKINS VAN LINES COMPANY

By:
----------------------------------------

Title:
----------------------------------------

GEOLOGISTICS AIR SERVICES, INC.

By:
----------------------------------------

Title:
----------------------------------------

                                  CERTIFICATE

    This Certificate dated as of October 1, 1998, is delivered with reference to the Amended and Restated Loan Agreement dated as of October 28, 1997 among International Logistics Limited, a Delaware corporation (the "Company"), Matrix International Logistics, Inc., a Delaware corporation, LEP Profit International, Inc. a Delaware corporation, The Bekins Company, a Delaware corporation, ILLCAN, Inc., a Delaware corporation, and ILLSCOT, Inc., a Delaware corporation (collectively, the Domestic Borrowers"), LEP International Limited, a company organized under the Laws of England ("LEP UK" and collectively with the Domestic Borrowers, "Borrowers"), ING (U.S.) Capital Corporation ("ING Capital"), as sole initial Lender and Administrative Agent, and ING Bank, n.v. (London branch). Capitalized terms used herein are used with the meanings set forth in the Amended and Restated Loan Agreement (the "Agreement").

    The Company and each Domestic Borrower hereby certify to the Administrative Agent that, Kevin Ferguson, Director of Treasury of each of the Domestic Borrowers, is authorized to execute and to deliver Requests for Loan and Requests for Letters of Credit to the Administrative Agent on behalf of the Domestic Borrowers. There follows a specimen of Kevin Ferguson's signature.

                        --------------------------------
                      Kevin Ferguson, Director of Treasury

    IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the date first written above by their duly authorized representatives.

GEOLOGISTICS CORPORATION
(formerly, INTERNATIONAL LOGISTICS LIMITED)

By:
----------------------------------------
Terry Clarke, Treasurer

THE BEKINS COMPANY

GEOLOGISTICS SERVICES, INC.
    (formerly MATRIX INTERNATIONAL LOGISTICS, INC.)

ILLCAN, INC.

ILLSCOT, INC.

GEOLOGISTICS AMERICAS, INC.
    (formerly LEP Profit International, Inc.)

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GEOLOGISTICS LIMITED
    (formerly, LEP INTERNATIONAL LIMITED)

By:
----------------------------------------
Terry Clarke, Assistant Treasurer
of each of the foregoing

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